NASDAQ: STAA Investor Presentation June 12, 2024 Exhibit 99.1

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections, anticipated financial results, estimates and outlook (including as to net sales, Adjusted EBITDA, and Adjusted EBITDA per diluted share), plans, strategies, and objectives of management for 2024 and beyond or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, and any statements of assumptions underlying any of the foregoing, including those relating to financial performance in the upcoming quarter, fiscal year 2024 and beyond. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to global economic conditions, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2023 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the Company’s website, www.staar.com, under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of COVID-19; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before or after approval, or to take enforcement action; international conflicts, trade disputes and substantial dependence on demand from Asia; and the willingness of surgeons and patients to adopt a new or improved product and procedure. We intend to use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website in the ‘Investor Relations’ sections. Accordingly, investors should monitor such portions of our website, in addition to following our presentations, SEC filings and public conference calls and webcasts. Forward Looking Statements 02

To supplement the Company’s financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include certain non-GAAP financial measures, including Adjusted EBITDA. Management uses these non-GAAP financial measures in its evaluation of Company operating performance and believes investors will find them useful in evaluating the Company’s operating performance, including cash flow generation, and in analyzing period-to-period financial performance of core business operations and underlying business trends. Non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. EBITDA is a non-GAAP financial measure, which is calculated by adding interest income and expense, net; provision for income taxes; and depreciation and amortization to net income. In calculating Adjusted EBITDA and Adjusted EBITDA per diluted share, the Company further adjusts for stock-based compensation expense. As stock-based compensation is a non-cash expense that can vary significantly based on the timing, size and nature of awards granted, the Company believes that the exclusion of stock-based compensation expense can assist investors in comparisons of Company operating results with other peer companies because (i) the amount of such expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expense can vary significantly between periods as a result of the timing of grants of new stock-based awards, including inducement grants in connection with hiring. Additionally, the Company believes that excluding stock-based compensation from Adjusted EBITDA and Adjusted EBITDA per diluted share assists management and investors in making meaningful comparisons between the Company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future. In the appendix to this presentation, the Company has included a reconciliation of Adjusted EBITDA and Adjusted EBITDA per diluted share to net income and net income per diluted share, the most directly comparable GAAP financial measure. The Company has also provided a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA per diluted share to net income and net income per diluted share. This represents forward-looking information, and actual results may vary. Please see the risks and assumptions referred to in the Forward Looking Statements section of this presentation. Non-GAAP Financial Information 03

04 Why Invest? STAAR Surgical is Ushering in the Next Generation of Vision Correction with EVO ICL™

Product / The EVO ICL™ Procedure and Collamer® Material Has Advantages for Surgeons and Patients

3 Million+ Lenses Sold


COLLAMER
COLLAGEN + POLYMER

Sharp, clear vision Day & Night [1,2]

Reversible Lens Implant

99.4%

of EVO patients surveyed would choose EVO again[5]

200+ Peer-Reviewed ICL Clinical Papers



Quick procedure and recovery

Additive / Preserves the Cornea



30+ Year History of Safety and Effectiveness



Does not cause dry eye syndrome [3,4]

UV Protection

1) Martínez-Plaza E, López-Miguel A, López-de la Rosa A, et al. Effect of the EVO+ Visian Phakic Implantable Collamer Lens on Visual Performance and Quality of Vision and Life, Am J Ophthalmol 2021;226:117-125. 2) Packer M. Evaluation of the EVO/EVO+ Sphere and Toric Visian ICL: Six month results from the United States Food and Drug Administration clinical trial. Clinical Ophthalmology. 2022;16:1541-53. 3) Ganesh S, Brar S, Pawar A. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clin Ophthalmol. 2017;11:1253-1263. 4) Naves J.S, Carracedo G, Cacho-Babillo I, Diadenosine nucleotid measurements as dry-eye score in patients after LASIK and ICL surgery. Presented at American Society of Cataract and Refractive Surgery (ASCRS) 2012. 5) STAAR Survey.

STAARSURGICAL
05

06 People / We Have Strengthened Our Governance and Leadership STAAR Corporate Officers Arthur Butcher Tom Frinzi Stephen C. Farrell Wei Jiang Aimee S. Weisner K. Peony Yu, MD TOM FRINZI Chair of the Board, President and CEO Elizabeth Yeu, MD WARREN FOUST Chief Operating Officer PATRICK WILLIAMS Chief Financial Officer Lilian Zhou, CFA Board of Directors MAGDA MICHNA, PHD Chief Clinical, Regulatory and Medical Affairs Officer KEITH HOLLIDAY, PHD Chief Technology Officer NANCY SABIN Chief Marketing Officer NATHANIEL SISITSKY General Counsel and Corporate Secretary SCOTT BARNES, MD Chief Medical Officer

TAM / The Global Myopia Epidemic Means Our Market Opportunity is Significant MYOPIA Today: Every third person in the world STAAR EVO ICL’s near and long-term market opportunity remains exciting and vast, despite any transient noise (previously COVID and now macroeconomic headwinds associated with a normal business cycle). Myopia is a global pandemic with no known cure. 2050: Every other person in the world * Normal Myopia Key Factors with Myopia Environmental Factors Genetic Predisposition *BHVI, adapted from Holden et al. 2016 Ophthalmology. 36% of studies defined high myopia as -6.0D or more. Billions of People 07

STAAR / Our Sales Outlook Is for a Strong Trajectory of Growth 08 APAC 3-Year Sales CAGR (Fiscal 2024-2026) VISION 2026 Sales Opportunities and Hurdles China ~20% 15% to 20% EMEA AMERICAS U.S. 30% to 50% 10% to 15% 25% to 30% APAC Fiscal 2024 ICL Growth * China approx. 10% Growth All Other Countries Flat 7% EMEA AMERICAS U.S. Growth of $2M in 2H24 will result in approx. 10% for FY24 Flat 10% Pace of EVO ICL adoption down the diopter curve, e.g., increasing utilization of EVO ICL -6D to -8D and above for refractive vision correction. Country mix (Direct vs. Hybrid/Distributor)
Success of U.S. market building initiatives
Success of initiatives in other markets globally
Macroeconomic environment * On February 26, 2024, STAAR provided Fiscal 2024 ICL sales growth outlook (Year 1 of 3-Year Plan) and reaffirmed Vision 2026 3-Year Outlook. .

09 STAAR / We Are Using Our Increasing Capabilities and Financial Strength to Outpace the Industry and Capture Market Share We are establishing EVO ICL™ as The First Choice for Doctors and Patients Seeking Visual Freedom * Global ICL unit growth vs. Market Scope global refractive industry procedure growth. ** ICL outperformance = Global ICL unit growth less refractive industry procedure growth. ICL Units Refractive Industry Procedures ICL Outperformance ** ICL unit growth… +26 points above industry / 2023* +28 points above industry / 2022* ICL Grows through Transient Macro and Business Cycle Headwinds

STAAR / EVO ICL™ is Taking Market Share Estimates as of January 2, 2024 * * Company estimates based on Market Scope, Refractive Surgery Council and survey data as of January 2, 2024, and estimated global refractive procedure volumes in 2023 of approximately 4.1 million. 2023 2018 EVO ICL is a unique technology. Our market share capture in Japan, China and South Korea is representative of our market share opportunity in every market in which we operate. In every market we have initially faced a variety of obstacles to gain share and add procedures to the refractive market, but we have and continue to work successfully to overcome any obstacles, getting better at doing so over time. 10

Achieved three million total implantable collamer® lenses (ICLs) sold in March 2024. >1.5M lCLs have been sold in just the last three years, i.e. fiscal years 2021-2023. What’s Going on Around the World? - First Quarter 2024 & Recent Business Highlights STAAR / Our Goal is to Meet or Exceed Expectations Enhanced commercial focus is yielding positive results Our APAC, EMEA, Americas regions generated ICL sales growth of 9%, 11% and 12%, respectively in the first quarter vs. fiscal year outlook of 7%, flat and 10%, respectively Generated 21% sequential sales growth in the U.S., achieving record quarterly U.S. ICL sales of $5 million On May 7, 2024, STAAR announced the largest commitment ever to EVO ICL in the U.S. – a strategic agreement with Dr. Robert Lin and IQ Laser Vision as part of our U.S. Highway 93 go-to-market program. The agreement follows the Sharpe Vision agreement announced on January 23, 2024 Two new markets, Belgium and Netherlands, joined China and Japan with a 20%+ share of refractive procedures. Spain, at approximately 18% share, should be the next large market to reach 20% share. ENGAGED HUNDREDS OF U.S. AND APAC SURGEONS AT INDUSTRY MEETINGS IN MARCH & APRIL ASCRS Annual Meeting, Boston and STAAR APAC Experts Summit, Okinawa 44 posters and presentations featuring ICL, including at least two that should meaningfully increase surgeon confidence in the measurement of the eye and ICL lens size selection
Launched STAAR University, our medical science website, at ASCRS for surgeons and other healthcare professionals, featuring clinical data and research, and the ability to apply for grants
Introduced Stella® ordering and planning system 93% of those surveyed “Agreed” or “Strongly Agreed” that, based on the data presented, they were more comfortable recommending EVO ICL for patients -6 and above 11

STAAR / 1Q24 Earnings Report



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Our first quarter results illustrate the impact of our commercial focus, which is driving continued market adoption and share gains of our EVO ICL. Our strategic investments in people and processes in recent quarters are now bearing fruit. We are very pleased by the quickening pace of our momentum to start 2024, marked by several significant business milestones, including today's announcement of the largest-ever practice commitment to EVO ICL in the U.S.

1Q24 EARNINGS REPORT ON MAY 7, 2024

$77.4 M
Net Sales

9%
Global ICL Sales Growth

- 9% APAC
- 11% EMEA
- 12% Americas

78.9%
Gross Margin

(2.9%)
Operating Margin

($3.3 M)
GAAP Loss

$5.3 M
Adjusted EBITDA

$0.11
Adjusted EBITDA per diluted share

$252.1 M
Cash, cash equivalents and investments available for sale at Mar 29, 2024

OUTLOOK PROVIDED ON MAY 7, 2024

Fiscal 2024 Outlook

$335 M to $340 M
Net Sales

~$39 M*
Adjusted EBITDA

~$0.75*
Adjusted EBITDA per diluted share

2Q 2024 Outlook

~ $95 M
Net Sales

* Compares to prior outlook of Adjusted EBITDA of approximately $36 M and Adjusted EBITDA per diluted share of ~ $0.70.

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Recently Back from Investor and Commercial Meetings in Shanghai, Chengdu and Hong Kong… Key Takeaways Continuing investments in China Driving TAM Expansion Commercial Org Headcount Management Time Smooth Distributor Addition and Productive Meetings Met with both distributors - HTDK and Shanghai Lansheng / Added HTDK, a Warburg Pincus-owned distribution/logistics company, in Jan ’24 See incremental growth opportunities following meetings, e.g., “1+1 = More than 2” Macro: Today’s Headwind is Tomorrow’s Tailwind… Consistent with peer med device commentary, refractive industry procedure growth is down YTD 1H Difficult Comparisons due to post-COVID-19 restrictions surge in 1H23 2H24 Comparisons Ease Potential positive impact from government stimulus is not in our Outlook = Potential Upside STAAR / One More Thing… Tell Us About Your Trip to Asia? 13

IT’S OUR TIME… IT’S EVO’S TIME! 14

Appendix ... 15

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ICL Sales by Geography ($ 000’S) UNAUDITED Notes: (1) Americas includes the United States, Canada and Latin American countries (2) EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa Distributors (3) APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors (4) ICL Sales by country includes countries representing more than 5% of total ICL sales in the most recently completed fiscal year (5) ICL sales do not include IOL, injector or other sales. 17

Current Global Refractive Surgery Market is ~4+ Million Procedures Annually Top 15 Refractive Procedure Markets * Company estimates as of January 2024. 18 STAAR’s EVO ICL™ ~15% of the Refractive Procedure Market in Fiscal 2023

STAAR / Next Stages of Growth We Are Making Investments in New and Emerging Markets UNITED STATES Population 340 Million MEXICO Population 128 Million INDONESIA Population 278 Million BRAZIL Population 216 Million Facts and Data Among the 80 million new MACs [middle-class and affluent consumer], over 70% of this group will be from tier-3 cities and below, making lower-tier cities an increasingly important part of the market… Our research also shows that even during the relatively difficult last few years, Chinese consumers demonstrated a strong desire to trade up and an increased willingness to pay a premium for quality across product categories. - BCG, The Next Chapter in China’s Consumer Story, June 22, 2023 Consider these numbers. The middle class is the fastest-growing major segment of the Indian population in both percentage and absolute terms, rising at 6.3 percent per year between 1995 and 2021. It now represents 31 percent of the population and is expected to be 38 percent by 2031 and 60 percent in 2047. - Economic Times, How the Middle Class will Play the Hero in India’s Rise, July 9, 2023 INDIA Population 1.4 Billion CHINA Population 1.4 Billion 19

Presbyopia New Product Innovation EVO VIVA™ Sphere and Toric Injectors PRELOADED Ordering System EVO+ Next Gen
EVO STELLA™ Internal R&D CHINA and Partnerships 20

SALES OPERATING MARGIN 15% 20% Approximately Approximately TO 12% 16% Approximately Approximately TO 3-Year Sales CAGR (2024-2026) GAAP OPERATING MARGIN (2024-2026) ANNUAL GROWTH RANGE Y/Y ANNUAL OPERATING MARGIN $500 TO $550 MILLION Approximately Fiscal 2026 Sales $60 TO $90 MILLION Approximately Fiscal 2026 Operating Income TARGET SALES AND OPERATING MODEL STAAR / Vision 2026 21

22 STAAR = 3 Million ICLs and Growing… STAAR expects to sell more ICLs in the next three years (2024-2026) than the first 25 years of ICL sales combined. TOTAL ICLs SOLD… ~ 20 YEARS ~ 3 YEARS < 2 YEARS VISION 2026 1999 - 2Q19 2Q22 1Q24E 4Q26E 1 M 2 M 3 M 6 M

Happy EVO ICL Patients and Surgeons Globally! 23